UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 07, 2022

Sarcos Technology and Robotics Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39897	85-2838301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South 500 West, Suite 150
Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 927-7296

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRC	The NASDAQ Stock Market LLC
Redeemable warrants, exercisable for shares of Common Stock at an exercise price of $11.50 per share	STRCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2022, Sarcos Technology and Robotics Corporation (the “Company”) issued a press release reporting its financial results for the quarter ended September 30, 2022. A copy of the press release is furnished herewith as Exhibit 99.1. The information furnished in this Current Report under this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of Sarcos Technology and Robotics Corporation (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•
Make various revisions to the advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including by:

o
Requiring that if the date of the annual meeting for the current year has changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, any notice of a stockholder nomination for director or submission of stockholder proposals (other than proposals submitted under Rule 14a-8 of the Exchange Act) must be submitted no later than 5:00 p.m. Mountain time on the later of (1) if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company and (2) the 90th day prior to the date of the annual meeting (Section 2.4(a)(ii));

o
Updating the definition of “public announcement” to include any means reasonably designed to inform the public or stockholders, including posting on the Company’s investor relations website (Section 2.4(a)(ii));

o
Restricting the number of director candidates a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such meeting (Section 2.4(a)(ii));

o
Requiring the notice to include: (1) the director candidate’s written consent to be named in the Company’s form of proxy pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”); and (2) all information required by Item 404 under Regulation S-K as if the stockholder giving notice, any beneficial owner on whose behalf the nomination is made, and their respective affiliates and associates were the Company for purposes of such rule and the director candidate was a director or executive of the Company (Section 2.4(a)(iii)(1)(D) and (F));

o
Requiring the notice to include with respect to the stockholder and any beneficial owner on whose behalf the nomination or proposal is made: (1) any proxy, contract, arrangement, understanding or relationship pursuant to which they have a right to vote any shares of any Company security; (2) any material pending or threatened legal proceeding in which they are a party or material participant involving the Company or any of its officers, directors or affiliates; (3) any material relationship between them and the Company or any of its officers, directors or affiliates; and (4) a statement as to whether they intend to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19 (Section 2.4(a)(iii)(3)(E), (K), (L) and (N));

o
Requiring that any stockholder submitting a director nomination notice must provide the Company no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof with reasonable evidence that the stockholder has satisfied Rule 14a-19 (Section 2.4(a)(iv));

o
Clarifying that if a stockholder fails to comply with all of the requirements of Rule 14a-19, then its director nominees will be ineligible for election at the meeting (Section 2.4(a)(iv)); and

o
Requiring that any director nominee submitted by a stockholder provide a written representation to the Secretary that, if elected, such nominee would be in compliance with and will continue to comply with the Company’s corporate governance guidelines and conflict of interest, confidentiality, stock ownership and trading guidelines and other policies and guidelines applicable to directors during such person’s term in office as director (Section 2.4(c)(i)(4));

•
Modify the provisions relating to stockholder meeting adjournment procedures and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL (Sections 2.7 and 2.13); and

•
Make other updates, including ministerial, clarifying and conforming changes.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company expects to use or make available the presentation attached as Exhibit 99.2 to this Current Report on Form 8-K (the “Investor Deck”) and incorporated herein by reference, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others and to make the Investor Deck, possibly with modifications, available on its website at sarcos.com. The information contained in the Investor Deck is summary information and may contain forward-looking statements that are subject to risks and uncertainties, including those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The information in the Investor Deck is as of November 8, 2022, and the Company undertakes no obligation to publicly update or revise the information contained in the Investor Deck or this Item 7.01, except as required by law, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, press releases, disclosure on the Company’s website or other means of public disclosure.

The Company announces material information to the public through a variety of means, including filings with the SEC, public conference calls, the Company’s website (www.sarcos.com), its investor relations website (https://www.sarcos.com/investor-relations/), and its news site (https://www.sarcos.com/company/news/#press-releases). The Company uses these channels, as well as its social media, including its Twitter (@Sarcos_Robotics) and LinkedIn accounts (https://www.linkedin.com/company/sarcos/), to communicate with investors and the public news and developments about the Company, its products and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

The information contained in this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws
99.1	Press release dated November 8, 2022
99.2	Investor Presentation dated November 8, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarcos Technology and Robotics Corporation

Date:	November 8, 2022	By:	/s/ Andrew Hamer
		Name: Title:	Andrew Hamer Chief Financial Officer